UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 12, 2018
XL GROUP LTD
(Exact name of registrant as specified in its charter)

Bermuda	1-10804	98-1304974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

O'Hara House, One Bermudiana Road, Hamilton, Bermuda	HM 08
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:  (441) 292-8515

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.01     Completion of Acquisition or Disposition of Assets.
On September 12, 2018, XL Group Ltd (the “Company”) completed its previously announced merger with Camelot Holdings Ltd. (“Merger Sub”), a wholly owned subsidiary of AXA SA (“AXA”). Pursuant to the Agreement and Plan of Merger, dated as of March 5, 2018, by and among the Company, Merger Sub and AXA (the “Merger Agreement”), and the statutory merger agreement required in accordance with Section 105 of the Bermuda Companies Act 1981, as amended (the “Companies Act”), by and among the Company, Merger Sub and AXA, dated as of September 12, 2018, Merger Sub merged with and into the Company in accordance with the Companies Act (the “Merger”), with the Company continuing as the surviving corporation and as a wholly-owned subsidiary of AXA.
Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding common share, par value $0.01 per common share, of the Company (each, a “Company Share”) (other than any Company Shares that are owned (i) by the Company as treasury shares, (ii) by wholly owned subsidiaries of the Company or (iii) by AXA, Merger Sub or by wholly owned subsidiaries of AXA (with certain exceptions)), including each outstanding restricted Company Share (unless otherwise agreed between AXA and the holder of the award), were automatically canceled and converted into the right to receive $57.60 in cash, without interest and subject to any applicable tax withholdings (the “Merger Consideration”), funded with cash on hand from AXA.
At the Effective Time, unless otherwise agreed between AXA and the holder of an equity award, each outstanding performance unit was deemed to have achieved the target level of performance and each outstanding restricted share unit, restricted cash unit and performance unit award, each in respect of Company Shares, vested in full and was canceled and converted into the right to receive the Merger Consideration, without interest. At the Effective Time, unless otherwise agreed between AXA and the holder of an equity award, each outstanding option to purchase a Company Share (a “Company Stock Option”), whether vested or unvested, was canceled and converted into the right to receive a lump-sum amount in cash, without interest, equal to the excess, if any, of (i) the Merger Consideration, over (ii) the per-share exercise price of such Company Stock Option. Payments with respect to the foregoing equity awards will be made by the Company, as the surviving corporation of the Merger, in accordance with the Merger Agreement.
A copy of the Merger Agreement is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on March 5, 2018 and is incorporated by reference as Exhibit 2.1 hereto and is incorporated by reference in this Item 2.01. The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.
Item 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated in this Item 3.01 by reference.
On September 12, 2018, in connection with the consummation of the Merger, the Company notified the New York Stock Exchange (the “NYSE”) of the completion of the Merger and requested that trading in the Company Shares be withdrawn from listing on the NYSE. The NYSE filed a notification of removal from listing and/or registration on Form 25 with the Securities and Exchange Commission (“SEC”) with respect to the Company Shares to report the delisting of the Company Shares from the NYSE, to deregister the Company Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and to suspend trading of the Company Shares on the NYSE prior to the opening of trading on September 12, 2018.
In addition, following the consummation of the Merger, the Company issued a press release announcing the voluntarily delisting of each series of XLIT Ltd.’s outstanding debt securities listed on the NYSE and the related guarantees (collectively, the “XLIT Listed Notes”). A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.
The Company intends to file with the SEC a certification and notice on Form 15 with respect to the Company Shares, requesting that the duty of the Company to file reports under Sections 13 and 15(d) of the Exchange Act with respect to the Company Shares be suspended. Following effectiveness of the notification on Form 25 to be filed with the SEC relating to the XLIT Listed Notes, the Company and XLIT Ltd. also intend to jointly file with the SEC a certification and notice on Form 15 with respect to each series of XLIT Ltd.’s outstanding debt securities and the related guarantees and XLIT Ltd.’s Fixed/Floating Series E Perpetual Non-Cumulative Preference Ordinary Shares, requesting that the duty of the Company and XLIT Ltd. to file reports under Sections 13 and 15(d) of the Exchange Act with respect to each such class of securities be suspended.

In connection with the deregistration described above, on September 12, 2018, the Company and XLIT Ltd. also filed post-effective amendments to certain of their respective outstanding registration statements to terminate the effectiveness of such registration statements and remove from registration any and all unsold securities under such registration statements.
On September 12, 2018, in connection with the consummation of the Merger, the Company notified the Bermuda Stock Exchange (“BSX”) of the completion of the Merger and requested that trading in the Company Shares be withdrawn from listing on the BSX.
Item 3.03     Material Modification to Rights of Security Holders.
The information set forth under Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated in this Item 3.03 by reference.
In connection with the completion of the Merger and at the Effective Time, holders of Company Shares immediately prior to such time ceased to have any rights as shareholders in the Company (other than their right to receive the Merger Consideration) and accordingly, no longer have any interest in the Company’s future earnings or growth.
Item 5.01     Changes in Control of Registrant.
The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated in this Item 5.01 by reference.
As a result of the Merger, a change in control of the Company occurred, and the Company is now a wholly owned subsidiary of AXA.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated in this Item 5.02 by reference.
At the Effective Time, each of the eleven non-employee directors of the Company prior to such time (Ramani Ayer, Dale R. Comey, Claus-Michael Dill, Robert R. Glauber, Edward J. Kelly, III, Joseph Mauriello, Eugene M. McQuade, James E. Nevels, Anne Stevens, Sir John M. Vereker and Billie Ida Williamson) ceased to be directors of the Company. In accordance with the terms of the Merger Agreement, the directors of Merger Sub in office immediately prior to the Effective Time (Thomas Buberl, Gérald Harlin, Gregory S. Hendrick, Michael S. McGavick and Doina Palici-Chehab) became the directors of the Company until the earlier of their death, resignation or removal or until their respective successors are duly elected and qualified, as the case may be.
There are no arrangements or understandings between Mr. Buberl, Mr. Harlin, Ms. Palici-Chehab, Mr. McGavick or Mr. Hendrick, on the one hand, and any other persons, on the other, pursuant to which each was selected as a director of the Company. Mr. Buberl, Mr. Harlin, Ms. Palici-Chehab, Mr. McGavick and Mr. Hendrick each has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
At the Effective Time, Michael McGavick, Chief Executive Officer of the Company, ceased to be an officer of the Company.

At the Effective Time, Mr. Hendrick, age 52, President and Chief Operating Officer of the Company, became the Chief Executive Officer of the Company.  With more than twenty years of experience at the Company, Mr. Hendrick has held a number of senior positions, including Chief Executive of Insurance Operations, Chief Executive of Reinsurance Operations, Executive Vice President of Strategic Growth, President and Chief Underwriting Officer for XL Re Ltd and Vice President of U.S. Property Underwriting for XL Mid Ocean Reinsurance Ltd.

There are no family relationships between Mr. Hendrick and any of the Company’s directors or executive officers or any person nominated or chosen to become a director or executive officer, and there are no transactions in which Mr. Hendrick has an interest requiring disclosure under Item 404(a) of Regulation S-K.
In addition, at the Effective Time, Kirstin Gould, Executive Vice President, General Counsel & Secretary of the Company, ceased to be an executive officer of the Company and her employment will terminate on December 31, 2018. Ms.

Gould has entered into a separation agreement with the Company consistent with her entitlements as set forth in her previously disclosed employment agreement with the Company.
Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated in this Item 5.03 by reference.
Pursuant to the terms of the Merger Agreement, at the Effective Time, the memorandum of association and bye-laws of Merger Sub immediately prior to the Effective Time became the memorandum of association and bye-laws, respectively, of the Company and will remain the memorandum of association (the “Memorandum of Association”) and bye-laws (the “Amended and Restated Bye-laws”), respectively, of the Company, until changed or amended as provided therein or pursuant to applicable law.
Copies of the Memorandum of Association and the Amended and Restated Bye-laws are attached and incorporated herein by reference as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference in this Item 5.03.
Item 8.01    Other Events
The completion of the Merger constituted a “Change of Control Event” pursuant to the terms of the Replacement Capital Covenant, dated as of March 30, 2015, by XLIT Ltd. in favor of and for the benefit of each Covered Debtholder, as defined therein (the “Replacement Capital Covenant”). As a result, the obligations of XLIT Ltd. pursuant to the Replacement Capital Covenant terminated automatically at the Effective Time and are of no further force and effect.
A copy of the Replacement Capital Covenant is filed as Exhibit 4.7 to the Company’s Current Report on Form 8-K filed on March 30, 2015 and is incorporated by reference as Exhibit 4.7 hereto and is incorporated by reference in this Item 8.01. The foregoing description of the Replacement Capital Covenant does not purport to be complete and is qualified in its entirety by reference to the full text of the Replacement Capital Covenant.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits. The following are filed herewith:

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of March 5, 2018, by and among XL Group Ltd, AXA SA and Camelot Holdings Ltd.*
3.1	Memorandum of Association of XL Group Ltd
3.2	Amended and Restated Bye-laws of XL Group Ltd
4.7	Replacement Capital Covenant, dated March 30, 2015**
99.1	Press Release ("XL Group Ltd Announces Intent to Voluntarily Delist Outstanding Debt Securities from NYSE"), dated September 12, 2018.
* Incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on March 5, 2018.
** Incorporated herein by reference to Exhibit 4.7 to the Company’s Current Report on Form 8-K filed on March 30, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:     September 12, 2018
XL Group Ltd
(Registrant)

By:	/s/ Stephen Robb

Name:	Stephen Robb

Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of March 5, 2018, by and among XL Group Ltd, AXA SA and Camelot Holdings Ltd.
3.1	Memorandum of Association of XL Group Ltd
3.2	Amended and Restated Bye-laws of XL Group Ltd
4.7	Replacement Capital Covenant, dated March 30, 2015
99.1	Press Release ("XL Group Ltd Announces Intent to Voluntarily Delist Outstanding Debt Securities from NYSE"), dated September 12, 2018